Exhibit 99.1

EchoStar Corporation

Announces Exchange Offers and Consent Solicitations for

0% Convertible Senior Notes due 2025 and

3.375% Convertible Senior Notes due 2026

Issued by DISH Network Corporation

Exchange Offers Intended to Reduce Aggregate Indebtedness and Materially Extend Debt Maturity Profile Providing Significant Runway for Continued Strategic Investment and Opportunity to Combine DISH Network’s satellite technology, streaming services and nationwide 5G network with EchoStar's premier satellite communications solutions, creating a global leader in terrestrial and non-terrestrial wireless connectivity

Englewood, Colo., Jan. 12, 2024 —EchoStar Corporation (Nasdaq: SATS) (“EchoStar”), a global, fully integrated communication and content delivery leader and provider of technology, spectrum, engineering, manufacturing, networking services, television entertainment and connectivity bolstered by its merger with DISH Network Corporation (“DISH”), today announced that it has commenced offers to exchange (i) any and all of the 0% Convertible Notes due 2025 (the “DISH Network 2025 Notes”) issued by its subsidiary DISH and (ii) any and all of the 3.375% Convertible Notes due 2026 issued by DISH (the “DISH Network 2026 Notes,” and together with the DISH Network 2025 Notes, the “Existing DISH Notes”), each for 10.00% Senior Secured Notes due 2030 to be issued by EchoStar Corporation (the “EchoStar Notes”), in each case, pursuant to the terms described in a preliminary prospectus and consent solicitation statement, dated January 12, 2024 (the “Preliminary Exchange Offer Prospectus”).

Today’s announcement further advances EchoStar’s objective of realizing on the synergistic opportunities of the combined business to utilize its valuable portfolio of spectrum and other assets to optimize its capital structure to position the business to execute on its strategic goal of becoming the premier provider of terrestrial mobile, satellite connectivity, and content services.

The following table describes certain terms of the exchange offers:

Title of Existing DISH Notes	CUSIP/ISIN Number(1)	Principal Amount Outstanding(2)	Exchange Consideration(3)
0% Convertible Notes due 2025	25470MAF6/US2547MAF68	$1,957,197,000	$610
3.375% Convertible Notes due 2026	25470MAB5/US2547MAB54	$2,908,801,000	$510

(1)	No representation is made as to the correctness or accuracy of the CUSIP or ISIN numbers listed in this press release or printed on the Existing DISH Notes. They are provided solely for convenience.

(2)	Net of $42,803,000 and $91,199,000 of 0% Convertible Notes due 2025 and 3.375% Convertible Notes due 2026, respectively, that are held by DISH and not deemed outstanding.

(3)	Consideration in the form of principal amount of EchoStar Notes per $1,000 principal amount of Existing DISH Notes that are validly tendered and accepted for exchange, subject to any rounding as described herein. Excludes accrued interest, which will be paid in cash in addition to the Exchange Consideration, as applicable.

The EchoStar Notes will be guaranteed on a senior secured basis by EchoStar’s indirect subsidiary, DBSD Corporation (“DBSD”), and secured by first priority liens on the 20 MHz of AWS-4 spectrum (consisting of 10 MHz of N70 and 10 MHz of N66) held by DBSD (the “Spectrum Collateral”), and EchoStar’s indirect subsidiary, DBSD Services Limited, which will provide a security interest consisting of a first priority pledge of the equity interests of DBSD (in each case as described in the Preliminary Exchange Offer Prospectus). EchoStar currently estimates the fair market value of the Spectrum Collateral that will secure the EchoStar Notes to be approximately $9 billion. The EchoStar Notes will not have recourse to any assets of any other subsidiary of EchoStar other than as set forth above.

Concurrently with the exchange offers, EchoStar is soliciting consents from holders of each series of the Existing DISH Notes to amend the terms of the applicable series of Existing DISH Notes and the indentures governing such Existing DISH Notes to, among other things, eliminate certain events of default (including any cross-defaults related to any payment, bankruptcy or other defaults of any DISH subsidiary) and substantially all of the restrictive covenants in each such indenture and the Existing DISH Notes of the applicable series, including, but not limited to, the merger covenant, the reporting covenant and to make certain conforming changes to each such indenture and the Existing DISH Notes of the applicable series to reflect the proposed amendments (the “Proposed Amendments”). Holders may not consent to the Proposed Amendments without tendering the applicable Existing DISH Notes in the relevant exchange offer, and holders may not tender Existing DISH Notes of any series for exchange without consenting to the Proposed Amendments for such series.

Each exchange offer and consent solicitation is a separate offer and/or solicitation, and each may be individually amended, extended, terminated or withdrawn, subject to certain conditions and applicable law, at any time in the EchoStar’s sole discretion, and without amending, extending, terminating or withdrawing any other exchange offer or consent solicitation. Additionally, notwithstanding any other provision of the exchange offers, EchoStar’s obligations to accept and exchange any of the Existing DISH Notes validly tendered pursuant to an exchange offer is subject to the satisfaction or waiver of certain conditions, as described in the Registration Statement, and EchoStar expressly reserves its right, subject to applicable law, to terminate any exchange offer and/or consent solicitation at any time.

The exchange offers and consent solicitations will expire at 11:59 p.m., New York City time, on February 9, 2024, or any other date and time to which EchoStar extends such period for such exchange offer or consent solicitation in its sole discretion (such date and time for such exchange offer or consent solicitation, as it may be extended, the “Expiration Date”). To be eligible to receive the applicable exchange consideration in the applicable exchange offer and consent solicitation, holders must validly tender and not validly withdraw their Existing DISH Notes and validly deliver and not revoke their consents at or prior to the Expiration Date. Holders may withdraw tendered Existing DISH Notes at any time prior to the Expiration Date. Any Existing DISH Notes withdrawn pursuant to the terms of the applicable exchange offer and consent solicitation shall not thereafter be considered tendered for any purpose unless and until such notes are again tendered pursuant to the applicable exchange offer and consent solicitation. Existing DISH Notes not exchanged in the exchange offers and consent solicitations will be returned to the tendering holder at EchoStar’s expense promptly after the expiration or termination of the exchange offers and consent solicitations.

A registration statement on Form S-4 relating to the EchoStar Notes (the “Registration Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet become effective. The consummation of each exchange offer and consent solicitation is subject to, and conditional upon, the satisfaction or, where permitted, waiver of certain conditions including, among other things, the effectiveness of the Registration Statement, and at least a majority of the outstanding principal amount of the applicable series of Existing DISH Notes being validly tendered and not properly withdrawn prior to the Expiration Date (the “Minimum Tender Condition”). All conditions to each exchange offer and consent solicitation must be satisfied or, where permitted, waived, on or prior to the Expiration Date. For the avoidance of doubt, EchoStar reserves the right to waive in its sole and absolute discretion the Minimum Tender Condition and accept any and all Existing DISH Notes validly tendered and not validly withdrawn at or prior to the expiration date.

EchoStar is conducting the exchange offers and consent solicitations in order to, among other things, reduce its consolidated indebtedness, address certain of its nearer term debt maturities and resultantly materially extend its debt maturity profile, which will provide significant runway for continued strategic investment in its business and further enhance EchoStar’s unique opportunity to combine DISH Network’s satellite technology, streaming services and nationwide 5G network with EchoStar's premier satellite communications solutions, creating a global leader in terrestrial and non-terrestrial wireless connectivity.

White & Case LLP is acting as legal advisor to EchoStar and D.F. King & Co., Inc. is acting as exchange agent and information agent for the exchange offers and consent solicitations.

This press release does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities, nor shall there be any exchange of the EchoStar Notes for Existing DISH Notes pursuant to the exchange offers and consent solicitations in any jurisdiction in which such exchanges would be unlawful prior to registration or qualification under the laws of such jurisdiction.

About EchoStar Corporation

EchoStar Corporation (Nasdaq: SATS) is a premier provider of technology, networking services, television entertainment and connectivity, offering consumer, enterprise, operator and government solutions worldwide under its EchoStar®, Boost Mobile®, Boost Infinite, Sling TV, DISH TV, Hughes®, HughesNet®, HughesON™, and JUPITER™ brands. In Europe, EchoStar operates under its EchoStar Mobile Limited subsidiary and in Australia, the company operates as EchoStar Global Australia. For more information, visit www.echostar.com and follow EchoStar on X (Twitter) and LinkedIn.

Where You Can Find Additional Information

As noted above, further details regarding the terms and conditions of the exchange offers and consent solicitations, including descriptions of the EchoStar Notes and the material differences between the EchoStar Notes and the Existing DISH Notes, can be found in the registration statement that has been filed with the SEC but has not yet become effective, and in a tender offer statement on Schedule TO that has been filed with the SEC. The securities subject to the registration statement may not be issued and sold prior to the time the registration statement becomes effective. ANY INVESTOR HOLDING EXISTING DISH NOTES IS URGED TO READ THE REGISTRATION STATEMENT, THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS ECHOSTAR HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ISSUER AND THE OFFERING.

The registration statement, the tender offer statement and other related documents, when filed, can be obtained for free from the SEC’s website at www.sec.gov. Documents are also available for free upon oral request made to EchoStar at (303) 706-4000 or written request made to EchoStar Corporation, Attention: Investor Relations, 100 Inverness Terrace East, Englewood, Colorado 80112 and from EchoStar’s website at www.echostar.com.

Holders can also request copies of the offering materials by contacting D.F. King & Co., Inc. by sending an email to DISH@dfking.com or by calling (800) 967-5084 (U.S. toll-free) or (212) 269-5550 (banks and brokers).

Forward-looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, in particular, statements about plans, objectives and strategies, growth opportunities in our industries and businesses, our expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections. Forward-looking statements are not historical facts and may be identified by words such as "future," "anticipate," "intend," "plan," "goal," "seek," "believe," "estimate," "expect," "predict," "will," "would," "could," "can," "may," and similar terms. These forward-looking statements are based on information available to us as of the date hereof and represent management's current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. Accordingly, actual performance, events or results could differ materially from those expressed or implied in the forward-looking statements due to a number of factors. Additional information concerning these risk factors is contained in each of EchoStar's and DISH Network's most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in EchoStar's subsequent Current Reports on Form 8-K, and other SEC filings. All cautionary statements made or referred to herein should be read as being applicable to all forward-looking statements wherever they appear. You should consider the risks and uncertainties described or referred to herein and should not place undue reliance on any forward-looking statements. The forward-looking statements speak only as of the date made. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Should one or more of the risks or uncertainties described herein or in any documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.